THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account JF-A
Lincoln Ensemble® II VUL, Lincoln Ensemble® III VUL

Supplement dated July 10, 2026 to the Prospectus dated May 1, 2026

This Supplement updates certain information contained in the above-referenced prospectus (the “Prospectus”) for your variable life insurance policy. This Supplement should be read in conjunction with the Prospectus filed therein. All other terms and provisions of the Prospectus, as supplemented, remain unchanged.

The changes described in this Supplement affect Appendix A: Funds Available Under The Policy.

Fund Name Change: Effective July 29, 2026, the fund currently named Vanguard® VIF Mid-Cap Index Portfolio will be renamed Vanguard Variable Insurance Funds Morningstar Mid-Cap Index Portfolio. All references to the fund in the Prospectus will be revised accordingly. The fund’s investment objective, fee and average total returns will not change.

You may obtain additional information, including underlying fund prospectuses, by contacting your registered representative, visiting www.lfg.com/vulprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.